UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 19, 2008
VISTEON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-15827	38-3519512

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Village Center Drive, Van Buren Township, Michigan	48111

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (800)-VISTEON
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Consent of Independent Registered Public Accounting Firm
Part II, Item 7 of the Company's Annual Report on Form 10-K
Consolidated Financial Statements

SECTION 8 — OTHER EVENTS
Item 8.01. Other Events.
     As previously disclosed in the Quarterly Report on Form 10-Q for the quarter ended March 31, 2008 of Visteon Corporation (the “Company”), filed with the Commission on April 30, 2008, during the first quarter of 2008 the Company assigned the overall management responsibility for certain of its Philippines manufacturing operations and mobile electronics operations previously included in the Company’s Other operating segment to the Company’s existing Interiors and Electronics operating segments, respectively. In connection with this revised segment presentation, the Company is updating the following information that appeared in its Annual Report on Form 10-K for the fiscal year ended December 31, 2007:
•	Consent of Independent Registered Public Accounting Firm, attached as Exhibit 23.1 to this report and incorporated herein by reference;

•	Part II, Item 7: Management’s Discussion and Analysis of Financial Condition and Results of Operations, attached as Exhibit 99.1 to this report and incorporated herein by reference; and

•	Consolidated Financial Statements of the Company and Notes thereto, included in Part II, Item 8, attached as Exhibit 99.2 to this report and incorporated herein by reference.
     The information included in and with this Current Report on Form 8-K is presented for information purposes only in connection with the above-described segment reporting change. There is no change to the Company’s previously reported consolidated net operating results, financial condition or cash flows. This Current Report on Form 8-K does not reflect events occurring after February 22, 2008, the date the Company filed its Annual Report on Form 10-K for the year ended December 31, 2007, and does not modify or update the disclosures therein in any way, other than as required to reflect the change in segments as described above and set forth in Exhibits 99.1 to 99.2 attached hereto. For information on developments regarding the Company since the filing of the Form 10-K, please refer to the Company’s reports filed with the SEC, including the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2008 and the Company’s Current Report on Form 8-K dated April 30, 2008.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Part II, Item 7 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2007: Management’s Discussion and Analysis of Financial Condition and Results of Operations, revised only to reflect segment reporting change.

99.2	Consolidated Financial Statements of the Company and Notes thereto, included in Part II, Item 8 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, revised only to reflect segment reporting change (included with the Consolidated Financial Statements is the Report of the Independent Registered Public Accounting Firm dated February 22, 2008, except with respect to its opinion on the Company’s Consolidated Financial Statements as it relates to the effects of the changes in segments discussed in Note 21, as to which the date is May 19, 2008).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTEON CORPORATION
Date: May 19, 2008	By:	/s/ Michael J. Widgren
Michael J. Widgren
Vice President, Corporate Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description	Page
23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Part II, Item 7 of Visteon Corporation’s Annual Report on Form 10-K for the year ended December 31, 2007: Management’s Discussion and Analysis of Financial Condition and Results of Operations, revised only to reflect segment reporting change.

99.2	Consolidated Financial Statements of Visteon Corporation and Notes thereto, included in Part II, Item 8 of Visteon Corporation’s Annual Report on Form 10-K for the year ended December 31, 2007, revised only to reflect segment reporting change (included with the Consolidated Financial Statements is the Report of the Independent Registered Public Accounting Firm dated February 22, 2008, except with respect to its opinion on Visteon Corporation’s Consolidated Financial Statements as it relates to the effects of the changes in segments discussed in Note 21, as to which the date is May 19, 2008).